Exhibit 10.35
                                                                -------------

                            AMENDMENT NO. 2 TO THE
                        CARRINGTON LABORATORIES, INC.
                         EMPLOYEE STOCK PURCHASE PLAN


      Pursuant to the provisions of Section 14 thereof, the Carrington Laboratories, Inc. Employee Stock Purchase Plan is hereby amended in the following respect only:

      Effective January 1, 2006, Section 8 of the Plan is hereby amended by restatement in its entirety to read as follows:

      Section 8. Option Price. The purchase price per share of Common Stock under each installment of each Option shall equal to 95% of the Fair Market Value per share of Common Stock on the date on which the installment is exercised.

      IN WITNESS WHEREOF, this Amendment is executed this 29th of December, 2005 to be effective as of January 1, 2006.



                                    CARRINGTON LABORATORIES, INC.


                                    By_________________________________
                                      Name: Robert W. Schnitzius
                                      Title: Chief Financial Officer